Exhibit 99.1

Stanley Black & Decker Announces Leadership Transition Plan

•  Christopher Nelson, Chief Operating Officer and Executive Vice President and President of Tools & Outdoor, to Become President and Chief Executive Officer and Member of the Board effective October 1

•  Concurrently on October 1, President and Chief Executive Officer Donald Allan, Jr. to Become Executive Chair of the Board and Chair of the Board Andrea Ayers to Become Lead Independent Director

•  The Company Continues to Expect Second Quarter EPS Performance Better Than Its 2025 Planning Assumption from Q1 2025 Earnings Call

New Britain, Connecticut, June 30, 2025 … Stanley Black & Decker (NYSE: SWK), a worldwide leader in tools and outdoor, today announced that its Board of Directors has named Christopher Nelson as the Company’s next President and Chief Executive Officer, effective October 1, 2025. Mr. Nelson currently serves as Stanley Black & Decker’s Chief Operating Officer and Executive Vice President and President of the Tools & Outdoor business. He will succeed Donald Allan, Jr., who has served as CEO since July 2022. Mr. Nelson will join the Board of Directors upon assuming the CEO role. This leadership transition is the culmination of a thoughtful and comprehensive succession planning process that was undertaken by the Board.

As part of the transition, effective October 1, 2025, Mr. Allan will become Executive Chair of the Board, and Andrea Ayers, current Chair of the Board, will become Lead Independent Director and continue to chair the Executive Committee. Mr. Allan is expected to retire on October 1, 2026, at which time the Board intends to revert to a governance structure of Independent Board Chair.

Ms. Ayers said, “Don has made an indelible impact on Stanley Black & Decker, and we are deeply appreciative of his leadership over the past 26 years. His tenure with the Company and as CEO will be defined by his strong connection to our business, our customers and our brands, along with his tireless work to position the Company for lasting success. As the architect of our transformation strategy, Don has been instrumental in simplifying the business and has been a stabilizing force during a very challenging period. Don will be an important resource to Chris, the Company and the Board as he continues his journey with Stanley Black & Decker as Executive Chair.”

Mr. Allan said, “I am grateful to have had the opportunity to serve as CEO of Stanley Black & Decker and work alongside an extraordinarily talented and resilient team. Together, we have made numerous achievements, including successfully transforming Stanley Black & Decker into a more streamlined, focused organization with a durable portfolio of iconic brands and businesses that are poised to deliver sustainable market share gains. As we approach the end of our supply chain transformation and look ahead to the next horizon, the Board and I believe now is the right moment to initiate this transition. I am fully committed to supporting Chris and the Company in my role as Executive Chair, and I am confident that Stanley Black & Decker is in excellent hands under Chris’ leadership.”

Ms. Ayers added, “Chris is ideally suited to lead Stanley Black & Decker through our next phase of growth. On behalf of the Board, we look forward to working with him even more closely in his role as President and CEO. As a key member of the executive leadership team and a seasoned global leader, Chris has played a pivotal role in streamlining and optimizing the Company around our core businesses and strong portfolio of global brands. His leadership, strategic vision, commercial expertise and unwavering focus on end-users will continue to be invaluable to all our stakeholders.”

Mr. Nelson said, “I am honored to become President and CEO of Stanley Black & Decker, an iconic American Company with a proud legacy and an incredibly bright future. Over the past two years, I have had the privilege of working closely with Don and the leadership team, gaining a deep understanding of the needs of our customers and end-users, as well as the unique opportunities ahead for our Company. I am energized by the opportunity ahead and look forward to working together with the Board and our teams around the world to deliver on the amazing potential for our brands and innovation in the marketplace. I am confident we have created a strong foundation with our transformation that positions the Company for sustainable long-term growth and value creation.”

2025 Planning Assumptions

Stanley Black & Decker continues to expect Second Quarter GAAP and Adjusted EPS performance better than its 2025 Planning Assumptions from the Q1 2025 earnings call, consistent with Company statements at an investor conference in May.

About Christopher Nelson

Mr. Nelson is a seasoned leader with over 25 years of executive leadership, product development, innovation and growth transformation experience. He joined Stanley Black & Decker in 2023 as Chief Operating Officer and Executive Vice President and President of the Tools & Outdoor business. Since joining the Company, he has played a pivotal role in streamlining and optimizing the Company around its core businesses and strong portfolio of brands, while advancing the strategic roadmap for the Company’s $13 billion Tools & Outdoor business. Prior to joining Stanley Black & Decker, Mr. Nelson was President of Carrier’s flagship heating, ventilation and air-conditioning segment, where he led the global commercial and residential product and service portfolio. Before joining Carrier, he held leadership roles with the U.S. Army, Johnson & Johnson and McKinsey & Company. Mr. Nelson holds a bachelor’s degree from the University of Notre Dame and a master’s degree in business from Cornell University.

About Stanley Black & Decker

Founded in 1843 and headquartered in the USA, Stanley Black & Decker (NYSE: SWK) is a worldwide leader in Tools and Outdoor, operating manufacturing facilities globally. The Company’s approximately 48,000 employees produce innovative end-user inspired power tools, hand tools, storage, digital jobsite solutions, outdoor and lifestyle products, and engineered fasteners to support the world’s builders, tradespeople and DIYers. The Company’s world class portfolio of trusted brands includes DEWALT®, CRAFTSMAN®, STANLEY®, BLACK+DECKER® and Cub Cadet®. To learn more visit: www.stanleyblackanddecker.com or follow Stanley Black & Decker on Facebook, Instagram, LinkedIn and X.

Investor Contacts:

Dennis Lange Vice President, Investor Relations dennis.lange@sbdinc.com (860) 827-3833	Christina Francis Director, Investor Relations christina.francis@sbdinc.com (860) 438-3470

Media Contacts:

Debora Raymond

Vice President, Public Relations

debora.raymond@sbdinc.com

(203) 640-8054

Non-GAAP Financial Measures

The Company has provided expectations for Adjusted earnings per share, or Adjusted EPS, which is a Non-GAAP financial measure. Adjusted EPS is diluted GAAP EPS excluding certain gains and charges.

The Company considers the use of Non-GAAP financial measures relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. Consistent with past methodology, any expectations of forecasted EPS excludes the impacts of potential acquisitions and divestitures, future regulatory changes or strategic shifts that could impact the Company’s contingent liabilities or intangible assets, respectively, potential future cost actions in response to external factors that have not yet occurred, and any other items not specifically referenced previously under “2025 Planning Assumptions” from the Q1 2025 earnings call.

CAUTIONARY STATEMENT

CONCERNING FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any goals, projections, guidance or planning assumptions regarding earnings, EPS, income, revenue, margins, costs, sales, sales growth, profitability, cash flow or other financial items; any statements of the plans, strategies and objectives of management for future operations, including expectations around our ongoing transformation; future market share gain, shareholder returns, any statements concerning proposed new products, services or developments; any statements regarding future economic conditions or performance; any statements of beliefs, plans, intentions or expectations; any statements and assumptions regarding possible tariff and tariff impact projections and related mitigation plans (including price actions, supply chain adjustments and timing expectations related to such plans); and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include, among others, the words “may,” “will,” “estimate,” “intend,” “could,” “project,” “plan,” “continue,” “believe,” “expect,” “anticipate”, “run-rate”, “annualized”, “forecast”, “commit”, “goal”, “target”, “design”, “on track”, “position or positioning”, “guidance,” “aim,” “looking forward,” “multi-year” or any other similar words.

Although the Company believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of its forward-looking statements. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in the Company’s filings with the Securities and Exchange Commission.

Important factors that could cause the Company’s actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in its forward-looking statements include, among others, the following: (i) macroeconomic factors, including global and regional business conditions, commodity availability and prices, inflation and deflation, interest rate volatility, currency exchange rates, and uncertainties in the global financial markets; (ii) laws, regulations and governmental policies affecting the Company’s activities in the countries where it does business, including those related to, taxation, data privacy, anti-bribery, anti-corruption, government contracts, trade controls, including but not limited to, tariffs, import and export controls, raw material and rare earth mineral controls and other monetary and non-monetary trade regulations or barriers; (iii) the Company’s ability to predict the timing and extent of any trade related regulations, restrictions, trade barriers, tariffs, raw material and rare earth mineral controls as well as its ability to successfully assess the impact to its business of, and mitigate or respond to, macroeconomic or trade, tariff and raw material import/export control changes or policies (including, but not limited to, the Company’s ability to obtain price increases from its customers and complete effective supply chain adjustments within anticipated time frames), and (iv) availability and price of raw materials, rare earth minerals, component parts, freight, energy, labor and sourced finished goods.

Additional factors that could cause actual results to differ materially from forward-looking statements are set forth in the Company’s Earnings Release dated April 30, 2025, its Annual Report on Form 10-K and in its Quarterly Reports on Form 10-Q, including under the headings “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Consolidated Financial Statements and the related Notes, and other filings with the Securities and Exchange Commission.

Forward-looking statements in this press release speak only as of the date hereof, and forward-looking statements in documents that are incorporated by reference herein speak only as of the date of those documents. The Company does not undertake any obligation or intention to update or revise any forward-looking statements, whether as a result of future events or circumstances, new information or otherwise, except as required by law.

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